UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 8, 2025, Starbucks Corporation (“Starbucks” or the “Company”) completed a public offering pursuant to an underwriting agreement (the “Underwriting Agreement”), dated May 6, 2025, with BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein, under which Starbucks agreed to issue and sell to the several underwriters (i) $750,000,000 aggregate principal amount of its 4.500% Senior Notes due 2028 (the “2028 Notes”), (ii) $500,000,000 aggregate principal amount of its 4.800% Senior Notes due 2030 (the “2030 Notes”) and (iii) $500,000,000 aggregate principal amount of its 5.400% Senior Notes due 2035 (the “2035 Notes” and, together with the 2028 Notes and the 2030 Notes, the “Notes”).

The Notes were issued under the Indenture, dated as of September 15, 2016 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), and as successor in interest to U.S. Bank National Association, as supplemented by the Eleventh Supplemental Indenture, dated as of May 8, 2025 (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

Starbucks will pay interest on the 2028 Notes semi-annually in arrears on each May 15 and November 15, beginning on November 15, 2025. The 2028 Notes will bear interest at a rate equal to 4.500% per annum. The 2028 Notes will mature on May 15, 2028. At any time prior to April 15, 2028 (one month prior to the maturity date of the 2028 Notes), Starbucks may redeem the 2028 Notes at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the 2028 Notes to be redeemed and (ii) a “make-whole” price described in the Eleventh Supplemental Indenture, plus, in either case, accrued and unpaid interest to, but excluding, the redemption date. At any time on and after April 15, 2028, Starbucks may redeem the 2028 Notes at par, plus accrued and unpaid interest to, but excluding, the redemption date.

Starbucks will pay interest on the 2030 Notes semi-annually in arrears on each May 15 and November 15, beginning on November 15, 2025. The 2030 Notes will bear interest at a rate equal to 4.800% per annum. The 2030 Notes will mature on May 15, 2030. At any time prior to April 15, 2030 (one month prior to the maturity date of the 2030 Notes), Starbucks may redeem the 2030 Notes at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the 2030 Notes to be redeemed and (ii) a “make-whole” price described in the Eleventh Supplemental Indenture, plus, in either case, accrued and unpaid interest to, but excluding, the redemption date. At any time on and after April 15, 2030, Starbucks may redeem the 2030 Notes at par, plus accrued and unpaid interest to, but excluding, the redemption date.

Starbucks will pay interest on the 2035 Notes semi-annually in arrears on each May 15 and November 15, beginning on November 15, 2025. The 2035 Notes will bear interest at a rate equal to 5.400% per annum. The 2035 Notes will mature on May 15, 2035. At any time prior to February 15, 2035 (three months prior to the maturity date of the 2035 Notes), Starbucks may redeem the 2035 Notes at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the 2035 Notes to be redeemed and (ii) a “make-whole” price described in the Eleventh Supplemental Indenture, plus, in either case, accrued and unpaid interest to, but excluding, the redemption date. At any time on and after February 15, 2035, Starbucks may redeem the 2035 Notes at par, plus accrued and unpaid interest to, but excluding, the redemption date.

In addition, upon the occurrence of a change of control triggering event relating to a particular series of the Notes (which involves the occurrence of both a change of control and a below investment grade rating of the applicable series of the Notes by Moody’s and S&P), Starbucks will be required, subject to certain exceptions, to make an offer to repurchase such series of Notes at a price equal to 101% of the principal amount of such series of Notes, plus accrued and unpaid interest to, but excluding, the purchase date.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, whether currently existing or incurred in the future. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Eleventh Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-267227) (the “Registration Statement”) and is incorporated herein by reference. The Eleventh Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 6, 2025, by and among Starbucks Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc., acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of September 15, 2016, by and between Starbucks Corporation and U.S. Bank Trust Company, National Association, as trustee (as successor in interest to U.S. Bank National Association) (incorporated herein by reference to Exhibit 4.1 to the Starbucks Corporation Registration Statement on Form S-3 (SEC Registration No. 333-233771) filed on September 13, 2019)

4.2	Eleventh Supplemental Indenture, dated as of May 8, 2025, by and between Starbucks Corporation and U.S. Bank Trust Company, National Association, as trustee and as successor in interest to U.S. Bank National Association

4.3	Form of 4.500% Senior Notes due 2028 (included as Exhibit A to Exhibit 4.2)

4.4	Form of 4.800% Senior Notes due 2030 (included as Exhibit B to Exhibit 4.2)

4.5	Form of 5.400% Senior Notes due 2035 (included as Exhibit C to Exhibit 4.2)

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

5.2	Opinion of Joshua C. Gaul

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

23.2	Consent of Joshua C. Gaul (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: May 8, 2025
	By:	/s/ Bradley E. Lerman
Bradley E. Lerman
executive vice president, chief legal officer

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